[Front of Postcard]

                       Practice. Practice. Practice.

            [Picture of Milan Panic, Chief Executive Officer of
           ICN Pharmaceuticals, Inc. in front of Carnegie Hall]

                             [Rear of Postcard]

                   [LOGO OF ICN PHARMACEUTICALS, INC.]

                ICN Pharmaceuticals' Chief Executive Officer
                     Milan Panic cordially invites you
                        to review ICN's performance
                         for the 1997 fiscal year.

                            1997 ANNUAL MEETING

                               CARNEGIE HALL
                    154 57TH STREET, NEW YORK, NEW YORK
                            (57TH AT 7TH AVENUE)
                          WEDNESDAY, MAY 27, 1998
                                 11:00 A.M.

                 RSVP to A.J. Goodman at Edelman Financial
                           Telephone 212-704-8101